Deposits	12 Months Ended
Dec. 31, 2022
Disclosure Deposits Abstract
Deposits

9.	Deposits

	2022	2021
Maintenance deposits	1,134,389	1,000,995
Court deposits	591,177	575,917
Deposit in guarantee for lease agreements	934,204	372,114
Total	2,659,770	1,949,026

Current	380,267	191,184
Non-current	2,279,503	1,757,842

9.1.	Maintenance deposits

The Company makes deposits in U.S. dollars for the maintenance of aircraft and engines, which will be used in future events as established in certain lease agreements. The Company has the right to choose to carry out the maintenance internally or through its suppliers.

Maintenance deposits do not exempt the Company, as a lessee, from contractual obligations related to the maintenance or the risk associated with operating activities. These deposits can be replaced by bank guarantees or letters of credit (SBLC - stand by letter of credit) as according to the conditions established in the aircraft lease. These letters can be executed by the lessors if the maintenance of the aircraft and engines does not occur according to the review schedule. Several aircraft lease agreements do not require maintenance deposits and have credit bills to ensure the maintenance is carried out in the scheduled periods. Until December 31, 2022, no credit bill had been executed against the Company.

The Company has two categories of maintenance deposits:

•	Maintenance guarantee: Refers to one-time deposits that are refunded at the end of the lease, and can also be used in maintenance events, depending on negotiations with lessors. The balance of these deposits on December 31, 2022 was R$231,222 (R$262,061 on December 31, 2021).

•	Maintenance reserve: Refers to amounts paid monthly based on the use of components and can be used in maintenance events as set by an agreement. On December 31, 2022, the balance referring to such reserves was R$903,167 (R$738,934 on December 31, 2021).

9.2.	Court deposits

Court deposits and blocks represent guarantees of tax, civil and labor lawsuits, kept in court until the resolution of the disputes to which they are related. Part of the court deposits refers to civil and labor lawsuits arising from succession requests in lawsuits filed against Varig S.A. or also labor lawsuits filed by employees who do not belong to GLA or any related party. Considering that Management does not believe that the Company is legally responsible for such claims and the release of the court deposits has been claimed. As of December 31, 2022, the blocked amounts referring to Varig S.A.'s succession proceedings and third-party proceedings were R$51,577 and R$100,427, respectively (R$59,990 and R$104,043 as of December 31, 2021), the remaining amounts refer to legal proceedings to which the Company is the main party.

9.3.	Deposits in guarantee for leases agreements

As required by the lease agreements, the Company makes guarantee deposits (in U.S. dollars) to the leasing companies, which can be redeemed if replaced by other bank guarantees or fully redeemed at maturity.

As described in note 1.9, in the year ended December 31, 2022, GOL, through its subsidiary GOL Finance, issued Secured Amortizing Notes in exchange for full compliance, at 100% of face value, with certain aircraft lease payment obligations. From this transaction, the amount of R$482,000 referring to prepayments that will be applied in the return of the aircraft was recorded as a guarantee deposit.